Exhibit 24


                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY
                               -----------------

                                David A. Carlson
                                Michael L. Kalen
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski


do hereby jointly and severally authorize Marianne O'Doherty, Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, Sarah Patterson, Jerry K. Scheinfeldt, Ellen Conlin and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By: /s/ David A. Carlson               Dated as of March 1, 2005
   --------------------------------
        David A. Carlson

By: /s/ Michael L. Kalen               Dated as of March 1, 2005
   --------------------------------
        Michael L. Kalen


By: /s/ Thomas M. Marra                Dated as of March 1, 2005
   --------------------------------
        Thomas M. Marra


By: /s/ Ernest M. McNeill, Jr.         Dated as of March 1, 2005
   --------------------------------
        Ernest M. McNeill, Jr.


By: /s/ John C. Walters                Dated as of March 1, 2005
   --------------------------------
        John C. Walters


By: /s/ Lizabeth H. Zlatkus            Dated as of March 1, 2005
   --------------------------------
        Lizabeth H. Zlatkus


By: /s/ David M. Znamierowski          Dated as of March 1, 2005
   --------------------------------
        David M. Znamierowski